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Furmanite Corporation

(Name of Registrant as Specified In Its Charter)

Mustang Capital Management, LLC

Jeffery G. Davis

David E. Fanta

Peter O. Haeg

John K. H. Linnartz

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On April 2, 2015, Mustang Capital Management, LLC ("Mustang") added to www.morrowco.com/mustang an additional reference to a presentation titled "Unlocking Value at Furmanite: Why Swift Change in the Boardroom is Needed". A copy of the reference is below and a copy of the presentation is attached hereto.

Investor Presentation -  April 2, 2015

Unlocking Value at Furmanite: Why Swift Change in the Boardroom is Needed

April 2015

Mustang Capital Management, LLC

Disclaimer

MUSTANG CAPITAL MANAGEMENT LLC ("MUSTANG CAPITAL"), JEFFERY G. DAVIS, DAVID E. FANTA, PETER O. HAEG AND JOHN K. H. LINNARTZ (COLLECTIVELY, THE "NOMINEES" AND TOGETHER WITH MUSTANG CAPITAL, THE "PARTICIPANTS") FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON MARCH 23, 2015 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS' SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF FURMANITE CORPORATION (THE "COMPANY") FOR USE AT THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS (THE "PROXY SOLICITATION"). ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING WHITE PROXY CARD HAVE BEEN FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV/. IN ADDITION, MORROW & CO., LLC, MUSTANG CAPITAL'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (203)-658-9400 OR TOLL-FREE AT (800)-662-5200.

Agenda

- Overview
- Furmanite's Track Record of Underperformance
- Poor Corporate Governance & Board Missteps
- The Path to Maximizing Value

Summary: The Problem at Furmanite is…

- **<u>The Board of Directors</u>**: A long-serving, ineffective board filled with cronies of Chairman Bill Ahn who have:
  - No industry experience
  - A history of abhorrent corporate governance practices, including:
    - A dead hand poison pill (in place since 1998 until just weeks ago)
    - Recently awarded SINGLE-TRIGGER Golden Parachutes to the NEO's
    - An Options Repricing in 1996 (during Bill Ahn's tenure)
- **<u>The Management Team</u>**: Led by long-serving executives who share the responsibility for years of underperformance and a chronic failure to deliver on stated goals, management has lost credibility with the investment community.

- A fresh, new Board composed of Directors that have:
  - Deep, relevant market experience
  - Extensive industry ties
  - A track record of success, like our nominees
- Our nominees possess these qualities, and will bring to Furmanite:
  - A fresh perspective
  - A winning culture
  - A focus on increasing shareholder value

Furmanite is a great brand name, and with the right corporate governance environment, the Company can prosper.

Mustang Capital is a Large, Longtime Stockholder of Furmanite

Mustang Capital, together with its nominees, is a 4.9% holder of Furmanite Corporation (NYSE: FRM) and is asking for your proxy to elect a slate of four highly qualified, independent directors to the Board of Furmanite to quickly refocus the Company's attention from revenue growth to profit growth after years of conflicted stewardship, management incompetence, and shameful corporate governance and compensation practices



1999-2000 Performed due diligence on Industrial Svs Group
Dec. 2000 Invested in TEAM, Inc. Started to follow Kaneb Svs
2005 Furmanite acquisition of the GSG division from Flowserve
2007 Xanser's name was changed to Furmanite
Sept. 2008 John Barnes retires, replaced by Mike Rose, a pipeline executive
2009 Mr. Rose announces his retirement. Mustang begins accumulation
March 2010 Charlie Cox, industrial svs "expert" replaces Mr. Rose as CEO after 15 years on the BOD
2011 Cox implements the "Orange Way"
April 2012 FRM reports Q1 loss versus $0.09 - $0.10 EPS consensus
May 2012 No Board Members attend the annual meeting. Chairman presides by phone. Mustang's Board seat request is refused – Mr. Cox states Board seat being saved for industry "expert"
May 2014 Poor Q1 earnings. Mr. Cox announces retirement. Bill Ahn becomes Chairman and heads the Succession Committee
May 2014 The being saved for an "expert" Board seat is filled by Mr. Ahn's country club board president Kathy Cochran
Nov. 2014 Poor Q3 results. Joe Milliron named CEO. Mustang nominates 4 directors

Four Highly Qualified, Independent Nominees to Facilitate Change

- **Jeffery G. Davis** – Mr. Davis currently serves as Chairman and is the former Chief Executive Officer of The Brock Group, a leading provider of industrial specialty services to clients around the world with headquarters in Houston, Texas. The Brock Group's 17,000-plus employees support routine maintenance, turnarounds and capital projects by providing services, including scaffolding and work access, insulation, coatings/linings, fireproofing and support services. Under Mr. Davis's leadership, The Brock Group has experienced significant growth by integrating multiple acquisitions, growing market share during the economic downturn and maintaining focus on safety excellence and customer service, process driven solutions and innovations. Mr. Davis participates in many industry associations and community organizations as an advocate or active member. Mr. Davis's engagement and leadership both in business and the community have been recognized by his peers through his nomination for the Ernst & Young Entrepreneur of the Year Award, where he was named a finalist in both 2013 and 2014.

Four Highly Qualified, Independent Nominees to Facilitate Change

- **David E. Fanta** – Mr. Fanta served as President, Chief Executive Officer and Director of Total Safety U.S. Inc. ("Total Safety") from 2005 to 2013. At Total Safety, he was responsible for leading the safety services company through a period of rapid growth and geographic expansion. Total Safety operates from 150 locations in 21 countries and its 3,200-plus employees serve blue chip energy and industrial clients globally. Prior to joining Total Safety, Mr. Fanta served as the President of PSC Industrial Outsourcing Group and as Senior Vice President, Philip Services Corporation, where he led the industrial maintenance business unit comprised of 75 operating locations with over 7,500 employees.

Four Highly Qualified, Independent Nominees to Facilitate Change

- **Peter O. Haeg** – Mr. Haeg has been co-managing partner of Farnam Street Partners LP, a private investment partnership focused on small cap value investing, and Farnam Street Special Opportunities Fund, a private partnership focused on private equity investments, since 1998. Previously, Mr. Haeg worked in Piper Jaffray's Corporate Finance Department and was founder and Managing Director of their Corporate Client Services Group, which provided dedicated asset management services to Piper Jaffray's investment banking clients. Prior to joining Piper Jaffray, Mr. Haeg was an associate with Donaldson, Lufkin, and Jenrette (Los Angeles).

Four Highly Qualified, Independent Nominees to Facilitate Change

- **John K. H. Linnartz** – Mr. Linnartz has served as the Sole Managing Member of Mustang Capital since 2003. From 2000 to 2003, Mr. Linnartz served as Vice President and Member of the Bank and Thrift Group at Stephens, Inc. Prior to that, Mr. Linnartz was a Limited Partner at J. C. Bradford & Company (now UBS Financial Services). Mr. Linnartz also previously served as a Founding Director of Trinity Bank N.A. located in Fort Worth, Texas and as a Director of O.I. Corporation, a then publicly traded provider of innovative products for chemical analysis and monitoring, until its sale to ITT Corporation. While at O.I. Corporation, Mr. Linnartz served as Chairman of the Nominating and Corporate Governance Committee, Chairman of the Audit Committee and as Co-Chairman of the Board of Directors.

Agenda

- Overview
- Furmanite's Track Record of Underperformance
- Poor Corporate Governance & Board Missteps
- The Path to Maximizing Value

Furmanite's Failed Performance is a Result of...

FURMANITE

Given Furmanite's performance under the current Board, shareholders cannot rely on the incumbent directors who lack industry experience to provide the necessary oversight and leadership to right the ship. Therefore, change is necessary, and fortunately there is a path to effect that change by electing our highly experienced, truly independent director nominees.


A Board with No Industry Expertise
Ineffective Management Oversight
An Insular Culture
Poor Corporate Governance

Chronic Underperformance and Significant Leakage of Shareholder Value

Furmanite & Team, Inc. – A Tale of Two Companies

As of 03/01/2015 – Annual Percentage Stock Price Return[1]

Years	1	3	5	7	10
Furmanite Corp. (NYSE: FRM)	-41.39	-1.63	13.92	-6.32	7.63
Team, Inc. (NYSE: TISI)	-11.22	7.87	16.18	3.35	16.44

[1]*Source: Bloomberg*

ON A RELATIVE BASIS OVER A 1-YEAR, 3-YEAR, 5-YEAR, 7-YEAR AND 10-YEAR PERIOD, FURMANITE'S SHARES HAVE DRASTICALLY UNDERPERFORMED TEAM'S, ITS ONLY TRUE PUBLICLY TRADED PEER

Furmanite vs. Team, Inc. – Revenue & Operating Income Comparison



Revenue
(millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2004
2006
2008
2010
2012
2014
FRM
TISI



Operating Income
(millions)
$70
$60
$50
$40
$30
$20
$10
$0
2004
2006
2008
2010
2012
2014
FRM
TISI

Furmanite vs. Team, Inc. – Revenue & Operating Margin Comparison


FRM Revenue & Operating Margin Analysis
Revenues (in millions)
800
700
600
500
400
300
200
100
-
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
3.0%
1.0%
-1.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Revenue
Operating Margin


TISI Revenue & Operating Margin Analysis
Revenues (in millions)
800
700
600
500
400
300
200
100
-
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
3.0%
1.0%
-1.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Revenue
Operating Margin

FURMANITE'S BOARD IS PURSUING A TOP LINE GROWTH STRATEGY WITHOUT ADEQUATE REGARD FOR PROFITABILITY OR MARGIN EXPANSION

Agenda

- Overview
- Furmanite's Track Record of Underperformance
- Poor Corporate Governance & Board Missteps
- The Path to Maximizing Value

The Board Is Focused on Top Line Growth - What About Maximizing Profit?

Ineffective Management Oversight

> **"Acquisitions have helped the Company's revenue more than triple, from $154 million in 2005 to $529 million in 2014." – FRM Investor Deck, March 2015**

- The Board is excessively focused on growing revenue
- The Board and management team are focused on achieving $1 billion in sales with an inadequate focus on profitability, which has restricted greater shareholder value
- The current Board has pursued bolt-on acquisitions that don't add profit
- Acquired the Gulf Coast project management business of ENGlobal Corporation (NASDAQ: ENG) in September 2013 and its profitless $150M revenue stream which simply bolstered top line growth when attention should have been on Furmanite's inability to meet earnings guidance
- The acquisition has had a significant drag on operating margins
    - Furmanite's margins were 28.4% for the core business prior to the acquisition and 24.9% after it

The Board Is Turning Furmanite Into a Low Margin “Job Shop”

Ineffective Management Oversight

THE BOARD'S LACK OF INDUSTRY EXPERIENCE HAS RESULTED IN PURSUING A LOW MARGIN STRATEGY SIMILAR TO ENGLOBAL INSTEAD OF TEAM



TISI 39.44
ENG 1.70
200%
150%
133.65%
100%
50%
0%
-42.46%
-100%
Jan 3, 2011
Jan 2, 2012
Jan 7, 2013
Jan 6, 2014
Jan 5, 2015
ENGlobal's lower margin profile is reflected in its share price performance

Furmanite's History of Failing to Deliver

Ineffective Management Oversight

"Now, with that overall perspective on 2012, let me also just mention our decision to begin providing annual guidance, starting with this year. This decision simply reflects our belief that we have reached a satisfactory level of confidence and visibility in our marketing and operations to begin projecting and updating our financial outlook in a responsible manner. I would certainly say that these numbers reflect what we are-we have a high level of confidence we can achieve." – **Charlie Cox, March 2013**



2014 EPS Guidance
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Actual EPS was $0.11 below guidance provided in Q3 '13 earnings release
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Issues 2013 guidance of $0.40 to $0.44
Reiterates 2013 guidance of $0.40 to $0.44
Increases 2013 guidance to $0.44 to $0.48
Reiterates 2013 guidance to $0.44 to $0.48
2013 EPS of $0.37 and issues 2014 full year guidance of $0.52 to $0.57
Revises 2014 guidance to $0.45 to $0.50
Reiterates 2014 guidance of $0.45 to $0.50
Lowers 2014 guidance to $0.27 to $0.33
2014 EPS of $0.30

Actual EPS was $0.27 below 2014 full year guidance provided in Q4 '13 earnings release

"The Company is discontinuing its practice of providing financial guidance due to a number of factors, including variable industry dynamics, the impact of foreign exchange, global economic considerations and other challenges that can impact its forecasting capabilities." – **Furmanite's Q4 2014 Earnings Release**

History of Poor Corporate Governance and Compensation Practices

Poor Corporate Governance

- The Board maintained a dead hand poison pill between 1998 and March 2015
- The Board recently entered into Single Trigger Change in Control Agreements with excise tax gross-ups
- The Board entered into a Change in Control Agreement with former CEO Charlie Cox that would pay out even if the change of control occurred after his retirement
- Repriced Options in 1996

"The company has a poison pill that contains a dead-hand, slow-hand, or similar feature. Such features are uncommon and are unjustifiable from a governance standpoint. Not only do dead-hand poison pills and their variants exclude shareholders from the corporate governance process, but they also disenfranchise future directors – that is, directors other than continuing directors – by restricting their ability to remove the pill." – ISS Report

Established Pattern of Ignoring Shareholder Discontent

Poor Corporate Governance

- Returning Director, Bill Ahn has a 5-year average withhold vote of 25.2% of votes cast*
- Returning Director, Kevin Jost has a 5-year average withhold vote of 18.6% of votes cast*
- Returning Director, Ralph Patitucci has a 3-year average withhold vote of 26.1% of votes cast*

***DIRECTORS IN GOOD STANDING WITH SHAREHOLDERS USUALLY GET WITHHOLD VOTES OF LESS THAN 5% OF VOTES CAST**

ISS has consistently recommended a WITHOLD vote for each of the Company's returning director candidates since the dead-hand pill was instituted in 1998. In its 2014 report, ISS gave Furmanite a governance QuickScore of "9" overall and "10" in its "Shareholder Rights" category, indicating the highest levels of concern and governance risk.

Insular Board Tightly Controlled By Sangwoo "Bill" Ahn



An Insular Culture
Ralph Patitucci and Bill Ahn served together at Guy & O'Neil Inc.
Sangwoo "Bill" Ahn
Kathleen Cochran and Bill Ahn serve together on the Board of Wianno Country Club
Kevin Jost and Bill Ahn served together at Par Technology

The CEO Role - A Revolving Door of Insiders



An Insular Culture
John Barnes retires 2008
Barnes is replaced by COO Mike Rose, a pipeline executive who retires in 2009
Rose is replaced by Charlie Cox, who served for 15 years on the BOD. Cox retires in 2014
Cox is replaced in Nov. 2010 by Joe Milliron, who served as COO under Barnes, Rose and Cox
ALWAYS A STATUS QUO PICK

A Board With No Industry Experience

A Board with No Industry Expertise

- The current Board is not hands-on and lacks relevant industry experience
- There is no industrial services, utility or oil and gas expertise among the current "independent" directors
- Kathleen Cochran is a marketing and planning professional
- Kevin Jost's background is in data collection and management solutions
- Ralph Patitucci's background is in medical systems

OUR NOMINEES ADDRESS THE BOARD'S NOTABLE INDUSTRY EXPERIENCE GAP, AND EACH WILL WORK THOUGHTFULLY WITH MANAGEMENT TO ESTABLISH A CULTURE OF PERFORMANCE AND ACCOUNTABILITY

Agenda

- Overview
- Furmanite's Track Record of Underperformance
- Poor Corporate Governance & Board Missteps
- The Path to Maximizing Value

Our Plan to Maximize Value Includes…

- Immediately initiate a 100-day evaluation process to develop an operating plan with well defined objectives, clear milestones, and accountability
- Evaluate existing strategy to develop a focused approach to increasing earnings at a double-digit rate by capitalizing on the business' inherent operating leverage
- Ensuring safety commitment and empowerment throughout the organization
- Aligning the organization with strategy and the documented operating plan
- Establishing performance metrics that drive management accountability and results
- Implementing compensation and recognition systems to motivate successful, sustainable bottom-line performance
- Aligning customer, employee and investor focus

Highly-Qualified, Independent Director Nominees

- Our director nominees have strong track records in driving shareholder value and operational excellence
- Nominees Davis and Fanta have led highly successful, performing business units and industrial services companies
- Our director nominees will work with management to assess progress against stated goals and probability of achieving
- Our director nominees will make necessary course and resource adjustments, ensure tools are in place to monitor progress and ensure there is appropriate responsibility, authority and accountability to achieve these goals

FURMANITE POSSESSES SIGNIFICANT UNREALIZED VALUE; IT'S TIME FOR CHANGE

Questions Stockholders Should Ask Furmanite's Board…

- Why have the so called "motivated and engaged" Independent Directors failed to attend Furmanite's Annual Meeting for at least the last 10 years?
- Why has Furmanite discontinued earnings guidance if it is so well-positioned?
- Why is Furmanite moving its Annual Meeting date ahead of its Q1 earnings release for the first time ever if things are going so well?
- Why is Furmanite moving the location of its Annual Meeting from its headquarters in Houston, Texas to Wilmington, Delaware?
- Why does Furmanite continue to insist the Chairman Ahn is Independent after 25 years on the Board?
    - In addition to serving as Chairman, Mr. Ahn also heads the Audit Committee and Nominating Committee, where he has appointed a small group of unqualified cronies to support his agenda. It seems Mr. Ahn has seized control of Furmanite without paying shareholders a dime!

THE CURRENT BOARDROOM CULTURE AND CORPORATE GOVERNANCE ARE BROKEN

Furmanite Shareholders Should Consider Warren Buffett's Advice…

"If plantings made confidently are repeatedly followed by disappointing harvests, something is wrong with the farmer. Just as you should be suspicious of managers who pump up short-term earnings by accounting maneuvers, asset sales and the like, so also should you be suspicious of those managers who fail to deliver for extended periods and blame it on their long-term focus." – Warren Buffett